UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2014

SELECT INCOME REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-35442	45-4071747
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8303

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On July 28, 2014, Select Income REIT, or the Company, issued a press release setting forth the Company’s results of operations and financial condition for the quarter and six months ended June 30, 2014, and also provided certain supplemental operating and financial data for the quarter and six months ended June 30, 2014.  Copies of the Company’s press release and supplemental operating and financial data are furnished as Exhibits 99.1 and 99.2 hereto, respectively.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

99.1                        Press release dated July 28, 2014

99.2                        Second Quarter 2014 Supplemental Operating and Financial Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT INCOME REIT

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and Chief Financial Officer

Dated:  July 28, 2014